                                                                   Exhibit 99a

                               ARIEL CORPORATION
                                BALANCE SHEET
                                 (Unaudited)


                                                                               June 30, 1998
                                                                ----------------------------------------------
                                                                     As            Proforma
                                                                  Reported        Adjustments       Proforma
                                                                ------------   ----------------   ------------
                         ASSETS
Current Assets:
 Cash and Cash Equivalents...........................           $   683,222       $27,782,048      28,465,270
 Accounts Receivable, Net of Allowance for Doubtful
  Accounts of $217,433 in 1996 and $187,446 in 1997..             3,536,680                         3,536,690
 Other Receivables...................................               542,013          (174,120)        367,893
 Inventories.........................................             4,251,893          (146,655)      4,105,238
 Prepaid Expenses....................................               443,238           (30,062)        413,176
                                                                -----------       -----------      ----------
    Total Current Assets.............................             9,457,056        27,431,211      36,888,267

Equipment, Net of Accumulated Depreciation
 and Amortization....................................             2,084,865          (642,399)      1,442,466
Other Assets.........................................               749,086           (32,986)        716,100
                                                                -----------       -----------      ----------
    Total Assets.....................................           $12,291,007       $26,755,826      39,046,833
                                                                ===========       ===========      ==========
            LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts Payable....................................           $   936,167                           936,167
 Accrued Expenses....................................             2,053,227                         2,053,227
 Notes Payable - Current Portion of Long-Term Debt...             4,858,603        (2,000,000)      2,858,603
 Royalties Payable...................................                72,879                            72,879
                                                                -----------       -----------      ----------
    Total Current Liabilities........................             7,920,876        (2,000,000)      5,920,876

Notes Payable - Long Term............................             2,475,914                         2,475,914

Stockholders' Equity
 Preferred Stock, $.001 Par Value:
  Authorized - 2,000,000 Shares
   Issued and Outstanding - None

 Common Stock, $.001 Par Value:
  Authorized - 20,000,000 Shares
   Issued and Outstanding - 9,720,750 at June 30, 1998
    and 9,234,250 at December 31, 1997................                9,721                             9,721

 Additional Paid-In Capital...........................           32,831,481                        32,831,481
 Unearned Compensation................................              (55,409)                          (55,409)
 Retained Earning/(Accumulated Deficit)...............          (30,891,574)       28,755,826      (2,135,748)
                                                                -----------       -----------      ----------
    Total Stockholders' Equity........................            1,894,219        28,755,826      30,650,045
                                                                -----------       -----------      ----------
 Total Liabilities & Stockholders' Equity.............          $12,291,007       $26,755,826      39,046,833
                                                                ===========       ===========      ==========

             The accompanying notes are an integral part of these
                        proforma financial statements.

                               ARIEL CORPORATION
                       PROFORMA STATEMENT OF OPERATIONS
                                 (Unaudited)


                                                                     For The Six Months Ended June 30, 1998
                                                                ----------------------------------------------
                                                                     As            Proforma
                                                                  Reported        Adjustments       Proforma
                                                                ------------   ----------------   ------------
Sales................................................           $10,387,807          ($13,000)     $10,374,807
Cost of Goods Sold...................................             6,313,622              (263)       6,313,359
                                                                -----------       -----------      -----------
    Gross Profit.....................................             4,074,185           (12,737)       4,061,448

Expenses:
 Sales and Marketing.................................             2,872,422           (61,399)       2,811,023
 General and Administrative..........................             1,828,610          (252,136)       1,576,474
 Research and Development............................             4,365,804        (1,829,984)       2,535,820
                                                                -----------       -----------      -----------
    Total Operating Expenses.........................             9,066,838        (2,143,519)       6,923,317
                                                                -----------       -----------      -----------
    Loss from Operations.............................            (4,992,655)        2,130,782       (2,861,869)
Interest Income......................................                40,208                 0           40,208
Interest Expense.....................................              (277,402)           81,276         (196,126)
Other Income (Expense)...............................                52,655                 0           52,655
                                                                -----------       -----------      -----------
    Loss Before Income Taxes.........................            (5,177,191)        2,212,058       (2,965,132)
    Income Taxes.....................................                     0                 0                0
                                                                -----------       -----------      -----------
    Net Loss.........................................           ($5,177,191)      $ 2,212,058      ($2,965,132)
                                                                ===========       ===========      ===========
Basic and Diluted Per Share Data:

Weighted Average Number of Common
 Shares Outstanding..................................             9,514,482         9,514,482        9,514,482
                                                                ===========       ===========      ===========
Net Loss Per Share...................................           $     (0.54)      $      0.23      $     (0.31)
                                                                ===========       ===========      ===========

             The accompanying notes are an integral part of these
                        proforma financial statements.

                               ARIEL CORPORATION
                       PROFORMA STATEMENT OF OPERATIONS
                                 (Unaudited)


                                                                     For The Year Ended December 31, 1997
                                                                ----------------------------------------------
                                                                     As            Proforma
                                                                  Reported        Adjustments       Proforma
                                                                ------------   ----------------   ------------
Sales................................................           $13,201,916          ($33,930)     $13,167,986
Cost of Goods Sold...................................             7,506,277           (25,121)       7,481,156
                                                                -----------       -----------      -----------
    Gross Profit.....................................             5,695,639            (8,809)       5,686,830

Expenses:
 Sales and Marketing.................................             4,881,107          (211,507)       4,669,600
 General and Administrative..........................             4,208,378          (549,657)       3,658,721
 Research and Development............................             9,312,937        (3,051,665)       6,261,272
 Restructuring Charge................................               379,454                 0          379,454
                                                                -----------       -----------      -----------
    Total Operating Expenses.........................            18,781,876        (3,812,829)      14,969,047
                                                                -----------       -----------      -----------
    Loss from Operations.............................           (13,086,237)        3,804,020       (9,282,217)
Interest Income......................................               333,465                 0          333,465
Interest Expense.....................................              (240,450)                0         (240,450)
Other Income (Expense)...............................               231,823                 0          231,823
                                                                -----------       -----------      -----------
    Loss Before Income Taxes.........................           (12,761,399)        3,804,020       (8,957,379)
    Income Taxes.....................................                     0                 0                0
                                                                -----------       -----------      -----------
    Net Loss.........................................          ($12,761,399)      $ 3,804,020      ($8,957,379)
                                                                ===========       ===========      ===========
Basic and Diluted Per Share Data:

Weighted Average Number of Common
 Shares Outstanding..................................             9,161,758         9,161,758        9,161,758
                                                                ===========       ===========      ===========
Net Loss Per Share...................................           $     (1.39)      $      0.42      $     (0.98)
                                                                ===========       ===========      ===========

             The accompanying notes are an integral part of these
                        proforma financial statements.

Notes to Unaudited Proforma Financial Statements

1. As described in item 5, on September 1, 1998, Ariel Corporation completed the sale of its Computer Systems Group (CSG) located in Piscataway, New Jersey. Ariel's historical financial statements have been restated on a proforma basis to reflect this transaction. These proforma financial statements should be read in conjunction with the historical financial statements and notes thereto of Ariel. Additionally, the proforma financial statements are not necessarily indicative of the results that would have been achieved had the transaction occurred on those dates, nor are they necessarily indicative of future results.

2. All summary balance sheet proforma adjustments assume the transaction described in Item 5 was consummated on the balance sheet date. The proforma balance sheet adjustment gives effect for the disposition of substantially all tangible assets related to the CSG.

3. All summary statement of operations proforma adjustments assume the sale of the CSG giving rise to these adjustments was consummated immediately prior to the first day of the period presented; accordingly, the gain from this transaction is not reflected in these statements of operations for the periods presented.

   The proforma statements of operations gives effect for the following unaudited proforma adjustments:

     (i) Elimination of the results of operations associated with the CSG's operations for the periods presented.

     (ii) Elimination of interest expense based on the assumed reduction in debt.

     (iii) Calculation of the proforma tax provision using statutory rates for the periods presented. In accordance with generally accepted accounting principals, loss carry forwards resulting from operating losses have been valued at zero in the tax provision.